Positioned for performance: An overview of Q3 2016 and beyond December 2016 NYSE: AVA www.avistacorp.com

All forward-looking statements are Avista management’s present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For more information on such factors and uncertainties, consult Avista’s most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com Disclaimer 2

3 Strong and stable utility core  Regulated electric and natural gas operations  Serves customers in Washington, Idaho and Oregon  Contributes about 95% of earnings  Regulated electric operations  Serves customers in City and Borough of Juneau Avista Utilities Alaska Electric Light & Power Company (AEL&P) Long history of service, trust, innovation and collaboration Photo: Spokane River Upper Falls

4 Steadily building long-term value Reliably building value for our customers, investors, communities and employees Projecting long-term earnings and dividend growth of 4% to 5% Avista Utilities AEL&P Strategic Investments  5% to 6% rate base growth through utility capital investments □ Upgrading infrastructure □ Grid modernization  Customer and load growth ~1%  Strong near-term rate base growth through investment in generation  Customer and load growth ~1%  Planning to bring natural gas to Juneau  Developing platforms for future growth □ Targeting expanded natural gas services via LNG* □ Exploring data science and advanced analytics □ Investing in emerging technologies *LNG: Liquefied natural gas

Avista Utilities Significant investments in utility infrastructure 5

6  Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 375,000 electric customers – 335,000 natural gas customers  Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives  Invested in our communities □ More than $1.5 million per year in charitable donations and over 48,000 volunteer hours from our employees Providing safe and reliable service for 127 years Solid foundation and continued commitment to innovation Information as of Dec. 31, 2015

7 A responsible mix of generation Hydro 48% Biomass 2% Wind 6% Coal 9% Natural Gas 35% Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2015  Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs  Long resources through 2020; plan to add 96 MW natural gas peaker by the end of 2020  Exceeds Washington state’s 15% Renewable Portfolio Standard for the next 20 years Founded on clean, renewable hydropower *Based on maximum capacity Excludes AEL&PPost Falls Dam, Idaho

8 $136 $131 $151 $178 $71 $52 $54 $33 $55 $51 $53 $56 $50 $43 $43 $42 $49 $47 $56 $45 $48 $29 $30 $39 $6 $22 $18 $12 $415 $375 $405 $405 2015 2016 2017 2018 Avista Utilities Capital Expenditures** ($ millions) Environmental Other* Gas Customer Growth Enterprise Technology Generation T&D Projected Significant investments to upgrade all systems * Other includes Facilities and Fleet ** Excludes capital expenditures at AEL&P of $13 million in 2015, and projected capital expenditures of $17 million in 2016, $5.3 million in 2017 and $5.5 million in 2018 5% to 6% rate base growth

9 Investing in our utility Nine Mile Falls Rehab Little Falls Plant Upgrade Grid Modernization Aldyl A Natural Gas Pipe Replacement Advanced Metering Infrastructure (AMI) Preserving and enhancing service reliability

10 Driving effective regulatory outcomes Continued recovery of costs and capital investments Washington  Feb. 19, 2016, filed an electric and natural gas rate request with a proposed 18-month rate plan designed for new rates effective Jan. 1, 2017, and Jan. 1, 2018. Under this plan, we would not file a rate case for new rates to be effective prior to July 1, 2018.  Request designed to increase annual electric revenues by 7.6% or $38.6 million, and annual natural gas revenues by 2.8% or $4.4 million effective Jan. 1, 2017.  The request also includes a second- step increase on Jan. 1, 2018, designed to increase electric revenues by 3.9% or $10.3 million, and natural gas revenues by 1.0% or $0.9 million, for the January through June 2018 period.  Request based on 48.5% equity ratio and a 9.9% return on equity. Idaho  Oct. 24, 2016, filed an all-party settlement agreement designed to increase annual electric base revenues by 2.5% or $6.3 million; plus continued recovery of $4.1 million of costs related to Palouse Wind Project through the PCA mechanism.  Based on a 9.5% return on equity with a 50.0% common equity ratio.  New rates would be effective Jan. 1, 2017. Oregon  Nov. 30, 2016, filed a natural gas rate request to increase revenues by 9% or $8.5M .  Request based on 50% equity ratio and 9.9% return on equity.  The PUC has up to 10 months to review and rule; if approved, new rates would take effect no later than Oct. 1, 2017. Alaska  Sept. 16, 2016, filed an electric general rate request to increase revenues by 8.1% or $2.8 million.  An interim rate increase of 3.86% or $1.3 million was effective Nov. 23, 2016.  An additional $2.9 million annually from interruptible service was approved to reduce overall revenue requirement from $5.7 million to $2.8 million.  Request based on a 58% equity ratio and a 13.8% return on equity.  The RCA has approximately 15 months to rule on the permanent rate increase.

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 11

Oldest regulated electric utility in Alaska, founded in 1893 12  Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower  One of the lowest-cost electric utilities in the state  Approved capital structure of 53.8% equity and an authorized return on equity of 12.875% Diversifying our utility footprint Juneau, Alaska

13 Opportunity to drive additional growth in Alaska Planning to bring natural gas to Juneau  Continuing to work through the key issues □ Seek low-cost debt financing through mechanisms provided by Alaska Industrial Development & Export Authority (AIDEA) □ Exploring alternative ways to pay for customers’ conversion costs  Next Step □ File and obtain from the regulatory commission of Alaska a non-conditional Certificate of Public Convenience and Necessity Juneau, Alaska

14 Strategic Investments Developing platforms for future growth

 Expand natural gas services via LNG □ Salix (subsidiary) – Generation – diesel substitution – Marine fueling – Rail fueling  Targeted investments □ Energy Impact Partners – Private equity fund that invests in emerging technologies, products, services, and business models throughout electricity supply chain with a collaborative, strategic investment approach □ Plum Energy – Small LNG project investments □ TROVE – Leverage AMI, consumer and other data through predictive analytics Creating new growth platforms 15

16 Financial Performance Metrics

Prudent balance sheet and liquidity Debt 52.7% Equity 47.3% Consolidated Capital Structure Sept. 30, 2016 17 Additional long-term debt maturities beyond 2026 not shown *In connection with this pricing, we cash-settled seven interest rate swap contracts (notional aggregate amount of $125 million) and paid a total of $54 million. $139.8 million of available liquidity at Avista Corp. as of Sept. 30, 2016  Executed a $70.0 million term loan agreement with an expiration date of Dec. 30, 2016, which was used to repay a portion of $90.0 million bond maturity in August  In August priced $175 million of Avista Corp. first mortgage bonds with a coupon of 3.54%* and maturity date of December 2051. Expect to issue December 2016  Issued 1.6 million shares of common stock under our sales agency agreements for total net proceeds of approximately $66 million as of Sept. 30, 2016 $90 $273 $90 $52 $250 $14 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 No significant maturities until 2018 ($ millions)

$1.32 $1.85 $3.10 $1.97 2012 2013 2014 2015 2016 Guidance Continuing Operations Ecova (DiscOp) $1.96-$2.16 18 Continued long-term earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q3 2016 Q3 2015 Avista Utilities $0.20 $0.20 AEL&P $0.01 $0.01 Other $(0.02) - TOTAL  Diluted EPS $0.19 $0.21

19 2016 Earnings Guidance Avista Utilities $1.91 - $2.05 AEL&P $0.09 - $0.13 Other $(0.04) - $(0.02) Consolidated $1.96 - $2.16 Guidance Assumptions  Our outlook for Avista Utilities assumes, among other variables, normal precipitation and temperatures for the remainder of the year.  Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.  Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.  The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the ERM. In 2016 we expect to be in a benefit position under the ERM. Growth for 2016

*Current quarterly dividend of $0.3425 annualized 20 Dividend growth expected to keep pace with long-term earnings growth Stable and growing dividend $1.16 $1.22 $1.27 $1.32 $1.37 2012 2013 2014 2015 2016*

21 An attractive investment  Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield* □ One of the greenest utilities in the U.S.**  Focus on utility growth □ Selective acquisitions □ Developing new products and services and supporting economic development throughout service area □ LDC opportunity in Juneau  Positioning for the future □ Strategically investing in ways to extend access to natural gas via LNG, leverage AMI data through applied analytics, gain insight into leading-edge energy solutions □ Track record of innovation (e.g. Itron, ReliOn, Ecova) * Dividend yield 3.3% based on stock price as of Sept. 30, 2016 ** Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, July 2015 LDC: Local distribution company Photo: Cabinet Gorge Dam Reliably building value for our customers, investors, communities and employees

We welcome your questions Company Contact Lauren Pendergraft, Investor Relations Manager 509-495-2998 Lauren.pendergraft@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 22